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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


        Date of report (Date of earliest event reported): April 17, 2002



                       MERRILL MERCHANTS BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



         MAINE                                      000-24715                                 01-0471507
   (State or other                                 (Commission                               (IRS Employer
   jurisdiction of                                 File Number)                            Identification No.)
     in Company)


                      201 MAIN STREET, BANGOR, MAINE 04401
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (207) 942-4800


                                 NOT APPLICABLE
          (Former name or former address, if changed since 1st report)


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ITEMS 1 THROUGH 6 AND 8.  NOT APPLICABLE.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:



        EXHIBIT NO.                                         DESCRIPTION
        -----------                                         -----------
            99.1                  Text of written presentation that Merrill Merchants Bancshares, Inc.
                                  presented at the 2002 Annual Shareholders Meeting on April 17, 2002.
                                  The Company also intends to make such written presentation available to those individuals who request a copy on or after April 20, 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

         On April 17, 2002, Merrill Merchants Bancshares, Inc. (the "Company") provided a presentation at its 2002 Annual Meeting of Shareholders. The Company also intends to make available a copy of the written presentation to those individuals who request a copy on or after April 20, 2002. Attached as Exhibit
99.1 of this Form 8-K is a copy of such written material.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MERRILL MERCHANTS BANCSHARES, INC.


                                     By:  /s/ EDWIN N. CLIFT
                                          -------------------------------------
                                          Edwin N. Clift
                                          President and Chief Executive Officer



Dated: April 20, 2002


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                                  EXHIBIT INDEX


        EXHIBIT NO.                                          DESCRIPTION
        -----------                                          -----------
            99.1                  Text of written presentation that Merrill Merchants Bancshares, Inc.
                                  presented at the 2002 Annual Shareholders Meeting.  The Company also intends to make such written presentation available to those individuals who request a copy on or after April 20, 2002.



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